UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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HILLTOP HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 15, 2017. HILLTOP HOLDINGS INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of HILLTOP HOLDINGS INC. 200 CRESCENT COURT, SUITE 1330 DALLAS, TX 75201 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E28796-P94133 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:April 20, 2017 Date: June 15, 2017Time: 10:00 AM Location: 2323 Victory Avenue 5th Floor Dallas,TX 75219

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E28797-P94133 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Shareholder Meeting Registration: To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com. Proxy Materials AAvvaaiillaabbllee ttooVVIEIEWWoorrRREECCEEIVIVEE: : 1. 2016 ANNUAL REPORT2. NOTICE AND PROXY STATEMENT3. FORM OF PROXY How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents for this meeting or future meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 1, 2017 to facilitate timely delivery.

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:

01) Charlotte Jones Anderson
02) Rhodes R. Bobbitt
03) Tracy A. Bolt
04) W. Joris Brinkerhoff
05) J. Taylor Crandall
06) Charles R. Cummings
07) Hill A. Feinberg
08) Gerald J. Ford
09) Jeremy B. Ford
10) J. Markham Green
11) William T. Hill, Jr.
12) James R. Huffines
13) Lee Lewis
14) Andrew J. Littlefair
15) W. Robert Nichols, III
16) C. Clifton Robinson
17) Kenneth D. Russell
18) A. Haag Sherman
19) Robert C. Taylor, Jr.
20) Carl B. Webb
21) Alan B. White

The Board of Directors recommends you vote FOR proposals 2, 4, 5 and 6 and 1 YEAR on proposal 3.

2. Advisory vote to approve executive compensation.

3. Advisory vote on the frequency of future advisory votes on executive compensation.

4. To reapprove the 2012 annual incentive plan performance goals.

5. To reapprove the 2012 equity incentive plan performance goals.

6. Ratification of the appointment of PricewaterhouseCoopers LLP as Hilltop Holdings Inc.'s independent registered public accounting firm for the 2017 fiscal year.

The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof.

E28798-P94133

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